Exhibit 99.2

Old Second Bancorp, Inc. Loan Portfolio Disclosures As of June 30, 2020

Loan Portfolio Composition Loan Portfolio Characteristics Balance Outstanding (000’s) $2,052,336 Total Commitment (000’s) $2,539,355 Average Loan Commitment $352,024 Number of Payment Deferrals /Modifications 449 Payment Modification Rate (% of Total Commitment)* 9.03% Loan Portfolio Characteristics • Lending focused on full relationship, small and middle market businesses • Well diversified by industry with minimal exposure to high risk industries • Repayment analysis based on primary operating cash flow, supported by secondary and tertiary repayment sources • Full global cash flow and sensitivity analysis performed on all relationships over $1 million in exposure • Dedicated Leasing, C&I, CRE, Healthcare and Professional Service lending teams Commercial & Industrial 28% Construction 6% CRE Investor 21% CRE Owner- Occupied Farm Land 13% 1% Residential Investor 3% Residential Owner-Occupied 5% HELOC 10% Leasing 5% Multifamily 8% Loan Type IL 81% CA 2% NY 2% WI 4% MI 2% MA 1% Other States 8% Geography* *Based on primary property collateral if available, otherwise borrower address. *Excludes $133.89 million in PPP loans

Commercial and Industrial (includes Leasing) Commercial and Industrial Portfolio Characteristics Balance Outstanding (000’s) $574,935 Total Commitment (000’s) $838,075 Average Loan Commitment $351,247 Number of Payment Deferrals /Modifications 164 Payment Modification Rate (% of Total Commitment)* 6.16%* Weighted Average Seasoning 3.50 years Commercial and Industrial Portfolio Characteristics • Lending focused on full relationship, small and middle market businesses • Well diversified by industry with limited exposure to Accommodation and Food Services and Entertainment industries • Repayment analysis based on primary operating cash flow, supported by secondary and tertiary repayment sources • Full global cash flow and sensitivity analysis performed on all relationships over $1 million in exposure • Dedicated Leasing, C&I, Healthcare and Professional Service lending teams • Modest exposure to syndicated or leveraged loans DuPage County (IL) 11% Kane County (IL) 26% Kendall County (IL) 2% Cook County (IL) 23% Will County (IL) 7% IL Other 2% CA 2% MA 3% MI 3% NY 6% TX 2% WI 2% Other States 11% Geography* *Based on primary property collateral if available, otherwise borrower address. Accomodation and Food Services 2% Agriculture 3% Health Care 8% Information and Finance 13% Manufacturing 18% Administration and Support 2% Construction 15% Other Services 2% Professional Services 6% Rental and Leasing 7% Retail Trade 4% Transportation and Warehousing 6% Wholesale Trade 13% Industry *Excludes $133.89 million in PPP loans

CRE Owner-Occupied CRE Owner-Occupied Portfolio Characteristics Balance Outstanding (000’s) $343,982 Total Commitment (000’s) $357,453 Average Loan Commitment $549,928 Number of Payment Deferrals /Modifications 72 Payment Modification Rate (% of Total Commitment) 15.97% Weighted Average Seasoning 6.13 years Commercial and Industrial Portfolio Characteristics • Lending focused on full relationship, small and middle market businesses • Well diversified by industry with limited exposure to the Accommodation and Food Service and Entertainment industries • Repayment analysis based on primary operating cash flow, supported by secondary and tertiary repayment sources • Full global cash flow and sensitivity analysis performed on all relationships over $1 million in exposure • Dedicated C&I, Healthcare and Professional Service lending teams DuPage County (IL) 14% Kane County (IL) 28% Kendall County (IL) 5% Cook County (IL) 32% Will County (IL) 17% IL Other 2% Out of State 2% Geography* *Based on primary property collateral if available, otherwise borrower address. Accomodation and Food Services 3% Agriculture 3% Entertainment 7% Education 3% Health Care 9% Information and Finance 1% Manufacturing 10% Administration and Support 1% Construction 4% Other Services 23% Professional Services 4% Rental and Leasing 9% Retail Trade 18% Transportation and Warehousing 1% Wholesale Trade 3% Industry

CRE Investor (includes Multifamily) CRE Investor Portfolio Characteristics Balance Outstanding (000’s) $723,235 Total Commitment (000’s) $735,069 Average Loan Commitment $1,287,336 Number of Payment Deferrals /Modifications 56 Payment Modification Rate (% of Total Commitment) 11.22% Weighted Average Seasoning 4.41 years CRE Investor Portfolio Characteristics • Lending focused on full relationship and strong sponsorship • Well diversified by property type with limited exposure to high-risk real estate sectors (Hotel, Restaurant, Recreational and “Big Box” Retail) • Repayment analysis based on strong net operating income, supported by secondary and tertiary repayment sources • Full global cash flow and sensitivity analysis performed on all relationships over $1 million in exposure • Secured by seasoned properties with stabilized cash flow • Dedicated CRE and Healthcare lending teams Hotel 2% Industrial 13% Medical Office 2% Mini Storage 2% Mixed-Use 3% Office 16% Restaurant 2% Retail 15% Senior Housing 14% Multifamily 27% National Drugstore Chain 4% CRE Type DuPage County (IL) 12% Kane County (IL) 8% Cook County (IL) 47% Will County (IL) 7% IL Other 5% WI 8% MI 3% OH 2% CA 2% Other States 6% Geography* *Based on primary property collateral if available, otherwise borrower address.